SECURITIES  AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549



                          FORM 8-K


                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934


             Date of Report:  October 31, 1994



                     UNOCAL CORPORATION
                     ------------------

   (Exact name of registrant as specified in its charter)



     Delaware                         1-8483                 95-3825062
- -----------------------------------------------------------------------------
(State or other jurisdiction of     (Commission            (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)




1201 West Fifth Street, Los Angeles, California             90017
- -----------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code:   (213)  977-7600

ITEM 5.   OTHER EVENTS

          On October 31, 1994, the following news release was issued:

           UNOCAL REPORTS $60 MILLION EARNINGS FOR THIRD QUARTER
           -----------------------------------------------------

     Los Angeles, October 31 -- Unocal Corporation today reported third quarter 1994 net earnings of $60 million, or 21 cents per common share, compared with $70 million, or 25 cents per common share, for the same period a year ago. Total revenues were $2.02 billion, up slightly from $1.96 billion a year ago.
     Excluding the effects of special items (detailed in attached table), Unocal's earnings from operations for the third quarter were $59 million, or 21 cents per common share. This compares with operating earnings of $91 million, or 34 cents per common share, for the same period last year.
     For the first nine months of 1994, Unocal's reported net earnings were $164 million, or 57 cents per common share. This compares with $169 million, or 59 cents per common share, for the same period a year ago. Nine-months revenues were $5.98 billion, down from $6.38 billion last year.
     Adjusting for special items, earnings from operations for the nine months were $186 million, down from $277 million last year. Adjusted earnings per common share were 66 cents, down from $1.04.
     Roger C. Beach, Unocal chief executive officer, said the company's third quarter operating earnings were adversely affected by significantly lower natural gas prices and reduced margins from petroleum refining and marketing operations.
     "On the plus side," Beach said, "our worldwide crude oil and condensate production is up nearly 10 percent, while natural gas production is about 17 percent above the third quarter a year ago."
     Beach noted, however, that domestic oil production in the third quarter declined 6 percent from the same period a year ago. He said that he expects the company's U.S. oil production will continue to decline, reflecting the company's capital spending focus on natural gas projects worldwide and the possible sales of various U.S. producing properties.
     Unocal's average worldwide crude oil sales price was $14.95 per barrel in the third quarter, up from $13.76 per barrel last year. The company's worldwide average natural gas sales price was $1.76 per thousand cubic feet
(mcf), down from $2.04 per mcf in the third quarter 1993.

     "The higher crude oil prices, while contributing to improved upstream earnings, put additional pressures on margins for our West Coast refining and marketing business," Beach said. "We're taking steps to increase the cash flow and earnings from our downstream business by improving efficiency and adding ancillary businesses to our marketing network."
     Beach also noted that margins on export sales of urea and ammonia products were significantly higher in the third quarter.
     Cash flow from operations in the third quarter, before working capital changes, was $331 million, down from $346 million.
     Capital expenditures for the third quarter were $321 million, down slightly from $324 million in the same period a year ago.

THIRD QUARTER OPERATIONS
- ------------------------
     Petroleum exploration and production earnings were $111 million, up from $106 million a year ago. The higher earnings were due principally to increased worldwide crude oil and natural gas production. This was offset partially by lower domestic natural gas prices. The company's foreign exploration and production operations recorded significant gains due to higher crude oil production in Indonesia and the Netherlands and increased natural gas sales in Thailand due to increased pipeline allocations.

     Adjusted for special items, earnings from petroleum exploration and production operations were $105 million, up from $101 million in the same period a year ago.
     Earnings from refining, marketing and transportation were $18 million, down from $49 million in the third quarter 1993. Adjusting for special items, operating earnings from the downstream segment were $21 million, down from $56 million a year ago.
     Chemicals earnings were $12 million, up from $5 million in the third quarter 1994. This increase reflected higher margins on export sales of ammonia-based agricultural products.
     Geothermal earnings were $11 million, up from $3 million a year ago. The improved earnings reflected lower domestic expense and the beginning of commercial operations at the Salak field in Indonesia.
     Net expense for corporate and other was $92 million in the third quarter 1994. This compares with an expense of $93 million in the same period of 1993. Adjusted for special items, net expense for corporate and other was $89 million, compared with $76 million last year. The third quarter 1993 reflected favorable adjustments for California state income tax provisions.


                                                  UNOCAL CORPORATION
                                         1994 EARNINGS NEWS RELEASE SUPPLEMENT
                                          SPECIAL ADJUSTMENTS - CONSOLIDATED
                                                      (UNAUDITED)

                                                                       For the Three Months    For the Nine Months
                                                                         Ended September 30    Ended September 30
                                                                            1994      1993     1994     1993
                                                                            ----      ----     ----     ----
                                                                   Dollars in millions except per share amounts
    Reported earnings                                                        $60       $70     $164     $169
    Less: Special items
       Cumulative effect of accounting changes
             - for postretirement health care costs (SFAS 106)                 -         -        -     (121)
             - for postemployment benefits (SFAS 112)                          -         -        -       (9)
       Write-down of investment and provision for abandonment
           and remediation of the Guadalupe oil field                         (4)        -      (31)       -
       Litigation                                                              -       (15)     (17)     (24)
       Mesa  settlement                                                        -         -       24        -
       Asset sales                                                            10         9       12       66
       Effect of federal tax rate change on deferred taxes                     -       (14)       -      (14)
       Other                                                                  (5)       (1)     (10)      (6)
    ------------------------------------------------------------------------------------------------------------
        Total special items                                                    1       (21)     (22)    (108)
    ------------------------------------------------------------------------------------------------------------
    Adjusted earnings                                                         59        91      186      277
    Less: Dividends on preferred stock                                         9         9       27       27
    ------------------------------------------------------------------------------------------------------------
    Adjusted earnings applicable to common shares                            $50       $82     $159     $250
    ------------------------------------------------------------------------------------------------------------
    Adjusted earnings per common share                                     $0.21     $0.34    $0.66    $1.04


                                                   UNOCAL CORPORATION
                                           1994 EARNINGS NEWS RELEASE SUPPLEMENT
                                  SPECIAL  ADJUSTMENTS  ALLOCATED  BY  BUSINESS  SEGMENTS
                                                   (UNAUDITED)

                                                                        For the Three Months   For the Nine Months
                                                                        Ended September 30     Ended September 30
                                                                            1994      1993     1994     1993
                                                                            ----      ----     ----     ----
                                                                       Dollars in millions except per share amounts
    U.S.  PETROLEUM  EXPLORATION  AND  PRODUCTION
    Reported earnings                                                        $37       $56     $107     $209
    Less special items:
       Write-down of investment and provision for abandonment
           and remediation of the Guadalupe oil field                         (4)        -      (31)       -
       Asset sales                                                            (6)       (1)      (8)      17
       Effect of federal tax rate change on deferred taxes                     -        (5)       -       (5)
       -------------------------------------------------------------------------------------------------------------
         Adjusted U.S. E&P earnings                                          $47       $62     $146     $197
       -------------------------------------------------------------------------------------------------------------

    FOREIGN PETROLEUM  EXPLORATION  AND  PRODUCTION
    Reported earnings                                                        $74       $50     $154     $152
    Less special items:
       Asset sales                                                            16        10       16        5
       Effect of federal tax rate change on deferred taxes                     -         1        -        1
    ----------------------------------------------------------------------------------------------------------------
         Adjusted Foreign E&P earnings                                       $58       $39     $138     $146
    ----------------------------------------------------------------------------------------------------------------

    REFINING,  MARKETING  AND  TRANSPORTATION
    Reported earnings                                                        $18       $49      $97     $143
    Less special items:
       Asset sales                                                            (1)        -        -       15
       Litigation                                                              -         -        -       (1)
       Effect of federal tax rate change on deferred taxes                     -        (7)       -       (7)
       Other                                                                  (2)        -       (2)       -
    ----------------------------------------------------------------------------------------------------------------
         Adjusted R,M&T earnings                                             $21       $56      $99     $136
    ----------------------------------------------------------------------------------------------------------------

    CHEMICALS
    Reported earnings                                                        $12        $5      $34      $33
    Less special items:
       Asset sales                                                             1         -        1       (1)
       Effect of federal tax rate change on deferred taxes                     -        (1)       -       (1)
    ----------------------------------------------------------------------------------------------------------------
         Adjusted Chemicals earnings                                         $11        $6      $33      $35
    ----------------------------------------------------------------------------------------------------------------

    GEOTHERMAL
    Reported earnings                                                        $11        $3      $25      $41
    Less special items:
       Asset sales                                                             -         -        -       26
       Effect of federal tax rate change on deferred taxes                     -        (1)       -       (1)
    ----------------------------------------------------------------------------------------------------------------
         Adjusted Geothermal earnings                                        $11        $4      $25      $16
    ----------------------------------------------------------------------------------------------------------------

    CORPORATE  AND  OTHER
    Reported earnings                                                       ($92)     ($93)   ($253)   ($279)
    Less special items:
       Mesa  settlement                                                        -         -       24        -
       Litigation                                                              -       (15)     (17)     (23)
       Asset sales                                                             -         -        3        4
       Effect of federal tax rate change on deferred taxes                     -        (1)       -       (1)
       Other                                                                  (3)       (1)      (8)      (6)
    ----------------------------------------------------------------------------------------------------------------
         Adjusted Corporate and Other                                       ($89)     ($76)   ($255)   ($253)
    ----------------------------------------------------------------------------------------------------------------
    Total adjusted earnings                                                  $59       $91     $186     $277
    Less: Dividends on preferred stock                                         9         9       27       27
    ----------------------------------------------------------------------------------------------------------------
    Adjusted earnings applicable to common shares                            $50       $82     $159     $250
    ----------------------------------------------------------------------------------------------------------------
    Adjusted earnings per common share                                     $0.21     $0.34    $0.66    $1.04



NEWS RELEASE                                                                                UNOCAL CORPORATION

FINANCIAL DATA
(UNAUDITED)


                                                                                     For the Three Months     For the Nine Months
                                                                                     Ended September 30       Ended September 30
Dollars in millions except per share amounts                                         ------------------       -------------------
                                                                                       1994       1993          1994       1993
- ---------------------------------------------------------------------------------------------------------------------------------
Total revenues (a)                                                                  $ 2,020    $ 1,963       $ 5,981    $ 6,379
Costs and other deductions (a)                                                        1,900      1,819         5,660      5,825
                                                                                      -------------------------------------------
Earnings before income taxes                                                            120        144           321        554
Income taxes                                                                             60         74           157        255
                                                                                      -------------------------------------------
Earnings before cumulative effect of accounting changes                                  60         70           164        299
Cumulative effect of accounting changes                                                   -          -             -       (130)
                                                                                      -------------------------------------------
Net earnings                                                                        $    60    $    70       $   164    $   169
Dividends on preferred stock                                                              9          9            27         27
                                                                                      -------------------------------------------
Net earnings applicable to common shares                                            $    51    $    61       $   137    $   142


Earnings per common share: (b)
    Before cumulative effect of accounting changes                                  $  0.21    $  0.25       $  0.57    $  1.13
    Cumulative effect of accounting changes                                               -          -             -      (0.54)
Net earnings                                                                        $  0.21    $  0.25       $  0.57    $  0.59
                                                                                      -------------------------------------------
(a) Includes consumer excise taxes of                                               $   229    $   194       $   686    $   608
(b) Based on weighted average common shares outstanding                                 243        241           242        241
    (in millions)
- ---------------------------------------------------------------------------------------------------------------------------------



NET EARNINGS BY BUSINESS SEGMENT
(UNAUDITED)

                                                                                    For the Three Months        For the Nine Months
                                                                                    Ended September 30          Ended September 30
                                                                                    ----------------------------------------------
Millions of dollars                                                                    1994       1993          1994       1993
- ---------------------------------------------------------------------------------------------------------------------------------
Petroleum
    Exploration and Production
     United States                                                                  $    37    $    56       $   107    $   209
     Foreign                                                                             74         50           154        152
    Refining, Marketing and Transportation (a)                                           18         49            97        143
Chemicals                                                                                12          5            34         33
Geothermal                                                                               11          3            25         41
Corporate and Other (b) (c)                                                             (92)       (93)         (253)      (279)
                                                                                      -------------------------------------------
        Sub-total                                                                        60         70           164        299
Cumulative effect of accounting changes                                                   -          -             -       (130)
                                                                                      -------------------------------------------
        Total                                                                       $    60    $    70       $   164    $   169

(a) Includes equity in earnings of affiliates (after-tax) of                        $     8    $    11       $    41    $    40
(b) Includes minerals and real estate operations.
(c) Includes net interest expense (after-tax) of                                    $   (40)   $   (48)      $  (130)   $  (146)


NEWS RELEASE                                                                       UNOCAL CORPORATION

OPERATING HIGHLIGHTS
(UNAUDITED)


                                                                        For the Three Months      For the Nine Months
                                                                        Ended September 30        Ended September 30
                                                                        ---------------------------------------------
                                                                          1994        1993        1994      1993
- ---------------------------------------------------------------------------------------------------------------------
Net daily production (a)
         Crude oil and condensate (thousand barrels):
                   United States                                         135.8       143.9       139.1     148.3
                   Foreign:
                        Far East                                          92.2        65.2        85.3      67.5
                        Other                                             33.8        29.7        36.4      30.0
                                                                         --------------------------------------------
                    Total Foreign                                        126.0        94.9       121.7      97.5
- ---------------------------------------------------------------------------------------------------------------------
             Worldwide                                                   261.8       238.8       260.8     245.8

         Natural gas (million cubic feet):
                   United States                                         1,115         956       1,117       936
                   Foreign:
                        Far East                                           653         551         605       612
                        Other                                               35          38          55        48
                                                                         --------------------------------------------
                    Total Foreign                                          688         589         660       660
- ---------------------------------------------------------------------------------------------------------------------
             Worldwide                                                   1,803       1,545       1,777     1,596


         Natural gas liquids (thousand barrels)                           23.0        19.2        21.4      19.4

         Geothermal (million kilowatt-hours)                              21.6        19.6        20.6      20.4


Average sales prices
         Crude oil and condensate (per barrel):
                   United States                                  $      14.48   $   13.28   $   12.83 $   14.39
                   Foreign:
                        Far East                                  $      15.61   $   14.96   $   14.46 $   16.08
                        Other                                     $      15.73   $   14.43   $   14.05 $   15.46
                    Total Foreign                                 $      15.66   $   14.74   $   14.30 $   15.83
- ---------------------------------------------------------------------------------------------------------------------
             Worldwide                                            $      14.95   $   13.76   $   13.41 $   14.86

         Natural gas (per mcf):
                   United States                                  $       1.64   $    1.96   $    1.85 $    1.95
                   Foreign:
                        Far East                                  $       1.97   $    2.16   $    1.99 $    2.12
                        Other                                     $       1.65   $    2.11   $    1.77 $    1.63
                    Total Foreign                                 $       1.96   $    2.16   $    1.97 $    2.07
- ---------------------------------------------------------------------------------------------------------------------
             Worldwide                                            $       1.76   $    2.04   $    1.89 $    1.99



     (a) Includes net profits type agreements on a gross basis.



NEWS RELEASE                                                        UNOCAL CORPORATION

OPERATING HIGHLIGHTS
(UNAUDITED)


                                                                      For the Three Months        For the Nine Months
                                                                       Ended September 30         Ended September 30
                                                                      -----------------------------------------------
                                                                          1994        1993        1994      1993

- ---------------------------------------------------------------------------------------------------------------------
Input to crude oil processing units (thousand barrels daily) (a)           273         293         291       288

Sales of petroleum products (thousand barrels daily) (a)                   319         327         311       346

Exploration expense (millions of dollars)                                   25          33          79        88

Dry hole costs (millions of dollars)
         United States                                                      16           3          37        19
         Foreign                                                            14           7          27         9
                                                                           ------------------------------------------
                    Total                                                   30          10          64        28

Depreciation, Depletion & Amortization                                     236         230         775       702

Cash flows from operating activities (millions of dollars)
         Excluding working capital changes                                 331         346       1,034     1,060
         Including working capital changes                                 327         186         855       679

Cash flows used in investing activities (millions of dollars)
         Pretax proceeds from asset sales                                   81          33         136       579
         Less: capital expenditures                                        321         324         839       813
                                                                           ------------------------------------------
                    Total                                                 (240)       (291)       (703)     (234)

Cash flows from (used in) financing activities (millions of dollars)       (44)         91        (164)     (429)



(a) Includes the company's 50% equity portion of The UNO-VEN Company.


                                  SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      UNOCAL CORPORATION
                                      ------------------
                                        (Registrant)






Dated:  October 31, 1994         By:  CHARLES S. MCDOWELL
- ------------------------              ------------------------------
                                      Charles S. McDowell,
                                      Vice President and Comptroller